EXHIBIT 10.132

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

Sidley Austin LLP
One South Dearborn Street
Chicago, Illinois 60603
Attn:  Dennis M. Coghlan, Esq.


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                         ASSIGNMENT OF LEASES AND RENTS
                                   dated as of
                                  June 3, 2008
                                      from


                             PUENTE HILLS MALL, LLC
                      a Delaware limited liability company

                                       to
                          EUROHYPO AG, NEW YORK BRANCH,
        as Administrative Agent for the Lenders (as hereinafter defined)



                              Location of Project:
               1600 South Azusa Avenue, Industry, California 91748
                               County: Los Angeles



================================================================================

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                         ASSIGNMENT OF LEASES AND RENTS

     THIS ASSIGNMENT OF LEASES AND RENTS (this "Assignment") is made as of the 3rd day of June, 2008 by PUENTE HILLS MALL, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware and having an office at c/o Glimcher Realty Trust, 180 E. Broad Street, 21st Floor, Columbus, Ohio 43215 ("Borrower"), in favor of EUROHYPO AG, NEW YORK BRANCH, having an office at 1114 Avenue of the Americas, New York, New York 10036, as Administrative Agent for the lenders referred to below (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

     WHEREAS, Grantor is the fee owner of that certain tract of land located in the County of Los Angeles, State of California, and being more fully described in Exhibit A-1 attached hereto (the "Fee-Owned Land").

     WHEREAS, Grantor is the tenant under that certain GROUND LEASE dated September 23, 1969, by and between Jeanne Marie Erramouspe, individually, and as attorney in fact for Emilie E. Wilfert, Charlotte E. Torrance and Bette Marcellin; Emilie E. Wilfert, trustee for George E. Wilfert, III and Gary S. Wilfert; Charlotte E. Torrance, trustee for J. Michele Torrance and Thomas J. Torrance; and Bette Marcellin, trustee for Richard J. Marcellin and Colette A Marcellin (collectively "Original Lessor") and Ernest W. Hahn, Inc., a California corporation as lessee ("Original Lessee"), for the ground lease of the Ground Lease Property; as amended by: ADDENDUM NO. 1 TO GROUND LEASE DATED SEPTEMBER 23, 1969 dated December 22, 1972, between Original Lessor and Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc. is the general partner, Broadway-Hale Stores, Inc., a California corporation, Sears, Roebuck and Co., a New York corporation, J. C. Penny Properties, Inc., a Delaware corporation, and Adcor Realty Corporation, a New York corporation; CONSTRUCTION, OPERATION, AND RECIPROCAL EASEMENT AGREEMENT dated December 22, 1972, by and between Hahn-Puente Associates, Broadway-Hale Stores, Inc., Sears, Roebuck and Co., J. C. Penny Properties, Inc., and Adcor Realty Corporation; SUBORDINATION AGREEMENT dated December 22, 1972, by Original Lessor; DEED AND ASSIGNMENT dated December 20, 1991, between RT-H Corporation of California, a California corporation, as grantor/assignor, and Hahn-Puente Associates, as grantee/assignee; GROUND LEASE ASSIGNMENT dated August 5, 1996, by and between Hahn-Puente Associates, as assignor, and Kent Properties, Inc., a California corporation, as assignee; GROUND LEASE ASSIGNMENT dated October 21, 1996, by and between Kent Properties, Inc., as assignor, and Krausz Capistrano Partners, a California general partnership, as assignee; GROUND LEASE ASSIGNMENT dated October 21, 1996, by and between Krausz Capistrano Partners, as assignor, and Krausz Puente LLC, a California limited liability company, as assignee (collectively with all amendments thereto, the "Ground Lease") affecting the land located in the County of Los Angeles, State of California, and being more fully described in Exhibit A-2 attached hereto (the "Leasehold Land"; the Fee-Owned Land and the Leasehold Land are referred to collectively herein as the "Land").


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     WHEREAS, Borrower, certain lenders (collectively, the "Lenders") and the
Administrative Agent are parties to a Loan Agreement dated as of even date herewith (said Loan Agreement, as modified and supplemented and in effect from time to time, being herein called the "Loan Agreement"; and except as otherwise herein expressly provided, all terms defined in the Loan Agreement are being used herein as defined therein), which Loan Agreement provides, among other things, for Loans to be made by the Lenders to Borrower in an aggregate principal amount not exceeding $90,000,000.00 to be evidenced by, and repayable with interest thereon in accordance with, various Notes to be executed and delivered to the respective order of the Lenders (collectively, as such notes may be consolidated, severed, modified, amended, restated or extended, the "Notes") and are secured by, among other things, that certain Mortgage delivered by Borrower; and

     WHEREAS, it is a condition to the obligation of the Lenders to extend credit to Borrower pursuant to the Loan Agreement that Borrower execute and deliver this Assignment as the Assignment of Leases and Rents under the Loan Agreement.

     NOW, THEREFORE, in consideration of the foregoing recitals, which are incorporated into the operative provisions of this Assignment by this reference, and for other good and valuable consideration, the receipt and adequacy of which are hereby conclusively acknowledged, Borrower and the Administrative Agent, for the benefit of the Lenders, agree as follows:

     Section 1. Absolute Assignment.

     (a) Borrower unconditionally and absolutely assigns to the Administrative Agent, for the benefit of the Lenders, all of Borrower's right, title and interest in and to the following whether now or hereafter in effect:

     (i) Leases. All leasehold estates, leases, ground leases, subleases, licenses, concessionaire agreements, bailments or other agreements affecting the use, enjoyment or occupancy of the Project or any portion thereof now or hereafter existing or entered into (including any use or occupancy arrangements created pursuant to Section 365(d) of Title 11 of the United States Code (the "Bankruptcy Code") or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution, receivership or similar proceedings, or any assignment for the benefit of creditors) in respect of any tenant or occupant of any portion of the Project (each, a "Tenant"), together with all guaranties thereof and all extensions, amendments and modifications thereto heretofore or hereafter entered into, and all right, title and interest of Borrower thereunder (collectively, the "Leases"); and

     (ii) Rents. All rents, issues, profits, royalties, use and occupancy charges (including all oil and gas or other mineral royalties and bonuses), income and other benefits now or hereafter derived from any portion of the Project or the use or occupancy thereof (including any payments received pursuant to Section 502(b) of the Bankruptcy Code or otherwise in connection with the commencement or continuance of any bankruptcy, reorganization, arrangement, insolvency, dissolution,


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          receivership or similar proceedings, or any assignment for the benefit of creditors, in respect of any Tenant of any portion of the Project and all claims as a creditor in connection with any of the foregoing) and all cash, security deposits, letters of credit, advance rentals, all deposits or payments of a similar nature relating thereto and all other documents or instruments evidencing the Rent whether now or hereafter in effect (collectively, the "Rents").

     (b) This Assignment constitutes an absolute and present assignment and not an assignment for additional security only.

     Section 2. Rights of the Administrative Agent.

     (a) The execution of this Assignment constitutes and evidences the irrevocable consent of Borrower to the entry upon and taking possession of the Project by the Administrative Agent and the exercise by the Administrative Agent of the rights and powers granted pursuant hereto, including, without limitation, those set forth in clauses (i) through (viii) below, regardless of whether foreclosure has been instituted pursuant to the Assignment and without applying for a receiver. Such assignment shall include, without limitation:

     (i) the immediate and continuing right to receive and collect all amounts payable by all Tenants, including, without limitation, (A) all Rents,
          (B) all damages or other amounts payable in the event of any expiration or termination of any Lease pursuant to the terms thereof, by operation of law or otherwise, (C) any indemnification against, or reimbursement for, sums paid and costs and expenses incurred by Borrower under any Lease or otherwise, (D) any award in the event of the bankruptcy of any Tenant or guarantor of a Lease, and (E) all security deposits, other security instruments, other deposits or prepayments with respect to any such Leases;

     (ii) all claims, rights, powers, privileges and remedies of Borrower, whether provided for in any Lease or arising by statute or at law or in equity or otherwise, consequent on any failure on the part of any Tenant to perform or comply with any term of any Lease;

     (iii) all right to take all action upon the happening of a default under any Lease as shall be permitted by any Lease or by law, including, without limitation, the commencement, conduct and consummation of proceedings at law or in equity;

     (iv) the full power and authority, in the name of Borrower, or otherwise, to enforce, collect, receive and make receipt for any and all of the foregoing and to do any and all other acts and things whatsoever which Borrower, or any landlord is or may be entitled to do under any Lease;

     (v) the full power and authority, in the name of Borrower, or otherwise, to enforce any Lease, including the right to settle, compromise, release, extend the time of payment of, and make allowances, adjustments and discounts of any Rents or other obligations under the Leases;


                                       4
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     (vi) the full power and authority, in the name of Borrower, or otherwise, to notify any Person that the Leases have been assigned to the Administrative Agent and that all Rents are to be paid directly to the Administrative Agent, whether or not the Administrative Agent has commenced or completed foreclosure or taken possession of the Project;

     (vii) the full power and authority, in the name of Borrower, or otherwise, to lease the Project; and

     (viii) the right to apply the Rents to the payment of the Obligations (as such term is defined in the Mortgage) in accordance with the Loan Agreement.

     (b) During the term hereof, all rights, powers and privileges of the Administrative Agent herein set forth are coupled with an interest and are irrevocable, subject to the terms and conditions hereof, and Borrower will not take any action under any Lease or otherwise which is inconsistent with this Assignment or any of the terms hereof or thereof and any such action inconsistent herewith or therewith shall, to the fullest extent permitted by Applicable Law, be void. Any further assignment of any rents, issues, or profits from the Project shall to the fullest extent permitted by law be void.

     (c) Borrower shall have all the right to enter into new leases or modify existing leases as provided in the Loan Agreement. Borrower hereby agrees that it will not, unilaterally or by agreement, (i) except as otherwise expressly permitted in the Loan Agreement, subordinate, amend, modify, extend, discharge, terminate, surrender, waive or otherwise change any term of any Lease in any manner which would violate this Assignment, the Loan Agreement or the other Loan Documents or (ii) except for security deposits, accept a prepayment of Rent in excess of Rent for one month. If any Lease shall be amended as permitted hereby, such Lease shall continue to be subject to the provisions hereof without the necessity of any further act by any of the parties hereto, subject to the provisions of any non-disturbance agreement which the Administrative Agent may have granted in accordance with the provisions of this Assignment.

     Section 3. No Obligation.

     (a) Nothing contained in the foregoing sentence shall be construed to bind the Administrative Agent or any Lender to the performance of any of the covenants, conditions or provisions contained in any such Lease or other document or otherwise to impose any obligation on the Administrative Agent or any Lender (including any liability under the covenant of quiet enjoyment contained in any Lease), except that the Administrative Agent shall be accountable for any money or security actually received pursuant to such assignment.

     (b) None of the enforcement of any of the remedies under this Assignment or any other remedies afforded to the Administrative Agent and/or the Lenders under the Loan Documents, at law or in equity shall cause the Administrative Agent or any Lender to be deemed or construed to be a mortgagee-in-possession of the Project, to obligate the Administrative Agent or any Lender to lease the Project or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.


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     (c) Notwithstanding anything to the contrary contained in this Assignment, the Administrative Agent shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or by reason of this Assignment and Borrower shall, and hereby agrees at its sole cost and expense to protect, defend, indemnify and hold the Administrative Agent harmless for, from and against, and shall be responsible for, any and all liability, loss or damage which may or might be incurred under the Leases or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against the Administrative Agent by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases, except to the extent such liability, loss, damage or claim has resulted solely from Administrative Agent's or any Lender's gross negligence or willful misconduct, in which case the party to whom the gross negligence or willful misconduct is attributable (but not any other party) shall not be entitled to the indemnification provided for hereunder to the extent of such gross negligence or willful misconduct.

     Section 4. Grant of License; Revocation. Until the occurrence of an Event of Default, the Administrative Agent waives its rights under Sections 1 and 2, and grants Borrower a license to collect the Rents. Such license to collect and receive the Rents shall be automatically revoked and the rights of Borrower thereunder shall automatically cease and terminate upon the occurrence and during the continuance of an Event of Default. In such event, (i) Borrower hereby authorizes the Administrative Agent to receive and collect the Rents due under the terms of each Lease and to direct any Tenant, by written notice from the Administrative Agent or otherwise, to forward such Rents by mail or in person to the Administrative Agent and (ii) Borrower shall immediately pay to the Administrative Agent any Rents held by or under the control of Borrower. Borrower hereby irrevocably appoints and constitutes the Administrative Agent as Borrower's lawful attorney-in-fact, coupled with an interest and with full power of substitution, for the purpose of taking, during the continuance of an Event of Default, any of the actions described in the immediately preceding sentence and all acts incidental thereto. Following the revocation of the license herein granted, the Administrative Agent may retain and apply the Rents toward payment of the Obligations and/or Operating Expenses in such order, priority and proportions as the Administrative Agent, in its discretion, shall deem proper, or to the operation, maintenance and repair of the Project, and irrespective of whether the Administrative Agent shall have commenced a foreclosure of this Assignment or shall have applied or arranged for the appointment of a receiver with respect thereto.

     Section 5. Direction to Tenants. Borrower hereby irrevocably authorizes and directs each Tenant of the Project, upon receipt of notice from the Administrative Agent of an Event of Default, to pay all Rents due or to become due under its Lease directly to the Administrative Agent or to any appointed receiver of the Project. Each such Tenant shall have the right to rely upon any such notice of the Administrative Agent directing the payment of all Rents to the Administrative Agent, without any obligation to inquire as to the actual existence of the Event of Default, notwithstanding any claim of Borrower to the contrary and Borrower shall have no rights or claims against any Tenant for any Rents so paid to the Administrative Agent. Borrower shall facilitate, in all commercially reasonable ways, the collection of the Rents by the Administrative Agent and will, upon request by the Administrative Agent, execute a written notice to each Tenant directing the Tenant to pay the Rents payable under such Tenant's respective Lease to the Administrative Agent. Each Tenant is hereby expressly authorized and directed, upon demand by the Administrative Agent and


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without the necessity of any further consent by, or notice from, Borrower, to attorn to the Administrative Agent as the owner of the Leases and to pay any and all Rents due to Borrower pursuant to such Tenant's Lease directly to the Administrative Agent or to any appointed receiver, and to observe and perform such Tenant's obligations under the Tenant's Lease to or for the Administrative Agent and to accept performance of the landlord's obligations under the Lease from the Administrative Agent. Each Tenant is hereby expressly relieved of any and all duty, liability or obligation to Borrower in respect of all payments so made. The payment of Rents to the Administrative Agent pursuant to the Administrative Agent's demand and the performance of obligations under any Lease to or for the benefit of the Administrative Agent shall not cause the Administrative Agent to assume or be bound by any of the provisions of any such Lease and shall not relieve Borrower of its obligations thereunder.

     Section 6. Remedies Cumulative.

     (a) No right or remedy herein conferred upon or reserved to the Administrative Agent is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy under this Assignment and the other Loan Documents, or under Applicable Law, whether now or hereafter existing; the failure of the Administrative Agent to insist at any time upon the strict observance or performance of any of the provisions of this Assignment or to exercise any right or remedy provided for herein or under Applicable Law, shall not impair any such right or remedy nor be construed as a waiver or relinquishment thereof.

     (b) The Administrative Agent shall be entitled to enforce payment and performance of any of the Obligations and to exercise all rights and powers under this Assignment or under any Loan Document or any laws now or hereafter in force, notwithstanding that some or all of the Obligations may now or hereafter be otherwise secured, whether by mortgage, deed of trust, pledge, lien, assignment or otherwise; neither the acceptance of this Assignment nor its enforcement shall prejudice or in any manner affect the Administrative Agent's right to realize upon or enforce any other security now or hereafter held by the Administrative Agent, it being stipulated that the Administrative Agent shall be entitled to enforce this Assignment, any of the Security Documents and any other security now or hereafter held by the Administrative Agent in such order and manner as the Administrative Agent, in its sole discretion, may determine; every power or remedy given by the Loan Agreement, this Assignment or any of the other Loan Documents to the Administrative Agent, or to which the Administrative Agent is otherwise entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Administrative Agent, and the Administrative Agent may pursue inconsistent remedies.

     Section 7. No Impairment; No Release. The interests and rights of Borrower under this Assignment shall not be impaired by any indulgence, including (i) any renewal, extension or modification which the Administrative Agent and/or the Lenders may grant with respect to any of the Obligations; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which the Administrative Agent and/or the Lenders may grant with respect to the Project or any portion thereof; or (iii) any waiver, release or indulgence granted to any maker, endorser, guarantor or surety of any of the Obligations.


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     Section 8. Further Assurances. Borrower will, at the cost of Borrower, and without expense to the Administrative Agent or any Lender, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as the Administrative Agent shall, from time to time, reasonably require for the better assuring, conveying, assigning, transferring and confirming unto the Administrative Agent the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to the Administrative Agent, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes the Administrative Agent to execute in the name of Borrower to the extent the Administrative Agent may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

     Section 9. Miscellaneous.

     (a) Release by the Administrative Agent. A full and complete release and reconveyance of the Deed of Trust shall operate as a full and complete release of all Administrative Agent's rights hereunder. Upon the request of Borrower upon the termination of the Commitments under and as defined in the Loan Agreement and the payment in full of the Obligations, the Administrative Agent, at Borrower's cost and expense, shall terminate this Assignment by an instrument duly acknowledged in form for recording.

     (b) Notices. All notices, requests, demands, statements, authorizations, approvals, directions, consents and other communications provided for herein shall be given or made in writing and shall be deemed sufficiently given or served for all purposes as of the date (i) when hand delivered (provided that delivery shall be evidenced by a receipt executed by or on behalf of the addressee), (ii) three (3) days after being sent by postage pre-paid registered or certified mail, return receipt requested, (iii) one (1) Business Day after being sent by reputable overnight courier service (with delivery evidenced by written receipt), or (iv) with a simultaneous delivery by one of the means in
(i), (ii) or (iii) by facsimile, when sent, with confirmation and a copy sent by first class mail, in each case addressed to the intended recipient at the "Address for Notices" specified below; or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Unless otherwise expressly provided herein, Borrower shall only be required to send notices, requests, demands, statements, authorizations, approvals, directions, consents and other communications to the Administrative Agent on behalf of all of the Lenders.

Notices and other communications to the Administrative Agent hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Administrative Agent. The Administrative Agent or Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.


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     Address for Notices:

                 If to Borrower:

                 Puente Hills Mall, LLC
                 c/o Glimcher Realty Trust
                 180 E. Broad Street, 21st Floor
                 Columbus, Ohio 43215
                 Attention:  General Counsel
                 Telecopier No.:  (614) 621-8863

                 With copies to:

                 Squire, Sanders & Dempsey L.L.P.
                 1300 Huntington Center
                 41 High Street
                 Columbus, Ohio 43215
                 Attention:  Richard W. Rubenstein, Esq.
                 Telecopier No.:  (614) 365-2499

                 If to Administrative Agent:

                 Eurohypo AG, New York Branch
                 1114 Avenue of the Americas
                 New York, New York  10036
                 Attention:  Legal Director
                 Telecopier No.:  866-267-7680

                 With copies to:

                 Eurohypo AG, New York Branch
                 1114 Avenue of the Americas
                 New York, New York  10036
                 Attention: Head of Portfolio Operations
                 Telecopier No.: 866-267-7680

                            - and -

                 Sidley Austin LLP
                 One South Dearborn Street
                 Chicago, Illinois
                 Attention:  Dennis M. Coghlan, Esq.
                 Telecopier No.: 312-853-7201


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     (c) No Waiver. Any failure by the Administrative Agent to insist upon strict performance of any of the terms, provisions or conditions of this Assignment or the other Loan Documents shall not be deemed to be a waiver of same, and the Administrative Agent shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

     (d) Amendments; etc. This Assignment cannot be modified, changed or discharged except by an agreement in writing, duly acknowledged in form for recording, signed by Borrower and the Administrative Agent and, to the extent provided in the Loan Agreement, the consent of the Lenders. For purposes hereof, a statement by the Administrative Agent in any modification or supplement to this Assignment to the effect that such modification or supplement has been consented to by the Lenders as provided in the Loan Agreement shall be conclusive evidence of such consent and it shall not be necessary for a copy of such consent to be recorded with such modification or supplement as a condition to such modification or supplement being recorded in the appropriate real estate records.

     (e) Successors and Assigns. This Assignment applies to, inures to the benefit of and binds Borrower and the Administrative Agent and their respective successors and assigns, as permitted under the Loan Agreement, and shall run with the Project.

     (f) Captions. The captions or headings at the beginning of each Article and Section hereof are for the convenience of reference and are not a part of this Assignment.

     (g) Severability. If any term or provision of this Assignment or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Assignment, or the application of such term or provision to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term and provision of this Assignment shall be valid and enforceable to the maximum extent permitted by law. If any portion of the Obligations shall for any reason not be secured by a valid and enforceable lien upon any part of the Project, then any payments made in respect of the Obligations (whether voluntary or under foreclosure or other enforcement action or procedure or otherwise) shall, for purposes of this Assignment (except to the extent otherwise required by Applicable Law) be deemed to be made (i) first, in respect of the portion of the Obligations not secured by the lien of this Assignment, (ii) second, in respect of the portion of the Obligations secured by the lien of this Assignment, but which lien is on less than all of the Project, and (iii) last, to the portion of the Obligations secured by the lien of this Assignment, and which lien is on all of the Project.

     (h) CERTAIN WAIVERS. BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY FORECLOSURE OR OTHER ACTION BROUGHT BY THE ADMINISTRATIVE AGENT TO ENFORCE ITS RIGHTS AND REMEDIES UNDER THIS ASSIGNMENT, ANY AND EVERY RIGHT BORROWER MAY HAVE TO (A) INTERPOSE ANY COUNTERCLAIM THEREIN, OTHER THAN A COMPULSORY COUNTERCLAIM, AND (B) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING CONTAINED IN THE IMMEDIATELY PRECEDING SENTENCE SHALL PREVENT OR PROHIBIT BORROWER FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST THE ADMINISTRATIVE AGENT OR THE LENDERS WITH RESPECT TO ANY ASSERTED CLAIM.


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

     (i) GOVERNING LAW.

     (i) THIS ASSIGNMENT WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY THE ADMINISTRATIVE AGENT AND LENDERS AND ACCEPTED BY BORROWER IN THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS ASSIGNMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, AND ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS CREATED PURSUANT HERETO AND PURSUANT TO THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE IN WHICH THE PROJECT IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW YORK SHALL GOVERN THE CONSTRUCTION, VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS AND ALL OF THE OBLIGATIONS ARISING HEREUNDER OR THEREUNDER. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH OF BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVES ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS ASSIGNMENT, AND THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

     (ii) ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS ASSIGNMENT MAY AT THE ADMINISTRATIVE AGENT'S OPTION BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN THE CITY OF NEW YORK, COUNTY OF NEW YORK, PURSUANT TO SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT,

          ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT CORPORATION SERVICE COMPANY, 2711 CENTERVILLE ROAD, WILMINGTON, NEW CASTLE COUNTY, DELAWARE 19808, AS ITS AUTHORIZED AGENT TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER, IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. BORROWER (A) SHALL GIVE PROMPT NOTICE TO THE ADMINISTRATIVE AGENT OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (B) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH SUBSTITUTE AGENT AND OFFICE SHALL BE DESIGNATED AS THE PERSON AND ADDRESS FOR SERVICE OF PROCESS), AND (C) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW YORK, NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

Nothing in this Section 9(i) shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Administrative Agent or any Lender to bring any suit, action or proceeding against Borrower or the property of Borrower in the courts of any other jurisdiction.

     (j) WAIVER OF JURY TRIAL. BORROWER, THE ADMINISTRATIVE AGENT AND EACH LENDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS ASSIGNMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTION OF EITHER PARTY OR ANY EXERCISE BY ANY PARTY OF THEIR RESPECTIVE RIGHTS UNDER THIS ASSIGNMENT OR IN ANY WAY RELATING TO THE LOANS OR THE PROJECT (INCLUDING, WITHOUT LIMITATION, ANY ACTION TO RESCIND OR CANCEL THIS ASSIGNMENT, AND ANY CLAIM OR DEFENSE ASSERTING THAT THIS ASSIGNMENT WAS FRAUDULENTLY INDUCED OR IS OTHERWISE VOID OR VOIDABLE). THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE ADMINISTRATIVE AGENT AND EACH LENDER TO ENTER THIS ASSIGNMENT.

     (k) Limitation of Liability. The provisions of Section 12.27 of the Loan Agreement shall apply to the terms of this Assignment.


                            [Signature Page Follows]

     IN WITNESS WHEREOF, this Assignment has been duly executed by Borrower as of the day and year first above written.

BORROWER:

                PUENTE HILLS MALL, LLC,
                a Delaware limited liability company

                By: PUENTE HILLS MALL REIT, LLC,
                    a Delaware limited liability company,
                    its sole member

                    By:  OG RETAIL HOLDING CO., LLC,
                         a Delaware limited liability company,
                         its managing member

                         By: GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, its administering member

                              By:  GLIMCHER PROPERTIES CORPORATION,
                                   a Delaware corporation,
                                   its sole general partner

                                   By:      /s/ Mark E. Yale
                                            -----------------------------------
                                   Name:    Mark E. Yale
                                            -----------------------------------
                                   Title    Executive Vice President & Chief
                                            Financial Officer
                                            -----------------------------------

STATE OF OHIO                         )
                                      )   ss.:
COUNTY OF FRANKLIN                    )

     On the 3rd day of June, 2008, before Notary Public, the undersigned, personally appeared Mark E. Yale, Executive Vice President and Chief Financial Officer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument, and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument the individual or the person upon behalf of which the individual acted executed the instrument.


/s/ Janelle R. Courtright
-------------------------
Signature and Office of individual
taking acknowledgement

                                   EXHIBIT A-1
                       LEGAL DESCRIPTION OF FEE-OWNED LAND
                       -----------------------------------


All that certain real property situated in the County of Los Angeles, State of California, described as follows:

PARCEL A - Fee Simple:

Parcels 5, 7 and 8, in the City of Industry, County of Los Angeles, State of California, as shown on Parcel Map No. 322, filed in Book 315, Page(s) 37 through 44, inclusive, of Parcel Maps, in the Office of the County Recorder of said County.

PARCEL C - Easements:

Non-exclusive easements, creating rights in real property, including but not limited to, ingress and egress, passage and parking of vehicles; passage and accommodation of pedestrians; sewer lines, water and gas mains, electrical power lines, telephone lines, and other utility lines; development and construction of said Tract; the construction, reconstruction, erection, removal and maintenance, on, to, over, under and across to a maximum distance of 14 feet, of footings, supports, canopies, flag poles, roof and building overhangs, awnings, alarm bells, signs, lights and lighting devices and similar appurtenances over the "Common Area" as defined and described in that certain Construction, Operation and Reciprocal Easement Agreement in and upon all the terms, covenants, conditions, provisions, reservations, limitations, duties, obligations, liens, assessments and easements as more particularly and fully described and set forth in said agreement by and between Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Broadway-Hale Store, Inc., a California corporation; Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated December 22, 1972 and recorded December 22, 1972 as Instrument No. 712, as amended by that certain First Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Broadway-Hale Store, Inc., a California corporation; Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated February 1, 1974 and recorded March 11, 1974 as Instrument No. 3991, as amended by that certain Second Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Hahn-Puente Associates, a Limited Partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Carter Hawley Hale Stores, Inc., a California corporation (fka Broadway-Hale Stores, Inc.); Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated

September 20, 1984 and recorded October 1, 1984 as Instrument No. 84-1172544, and as further amended by that certain Third Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Krausz Puente LLC, a California limited liability company; The May Department Stores Company, a New York corporation; and Sears, Roebuck and Co., a New York corporation, dated December 1, 2001 and recorded January 8, 2002 as Instrument No. 02-0045017, all in the Recorder's Office of Los Angeles County, California.

PARCEL D Easements:

Non-exclusive easements, creating rights in real property as contained in that certain Declaration of Covenants, Conditions and Restrictions by Puente Hills Mall, LLC, a Delaware limited liability company, dated March 24, 2003 and recorded March 26, 2003 as Instrument No. 03-838916, in the Recorder's Office of Los Angeles County, California.


Assessor's Parcel Number: 8265-004-118 / 8265-004-120 / 8265-004-121

                                   EXHIBIT A-2
                       LEGAL DESCRIPTION OF LEASEHOLD LAND
                       -----------------------------------


All that certain real property situated in the County of Los Angeles, State of California, described as follows:

PARCEL B - Leasehold:

Parcels 5 and 6, in the City of Industry, County of Los Angeles, State of California, as shown on Parcel Map No. 27-A, filed in Book 42, Page(s) 61 through 64, inclusive of Parcels Maps, in the Office of the County Recorder of said County.

PARCEL C - Easements:

Non-exclusive easements, creating rights in real property, including but not limited to, ingress and egress, passage and parking of vehicles; passage and accommodation of pedestrians; sewer lines, water and gas mains, electrical power lines, telephone lines, and other utility lines; development and construction of said Tract; the construction, reconstruction, erection, removal and maintenance, on, to, over, under and across to a maximum distance of 14 feet, of footings, supports, canopies, flag poles, roof and building overhangs, awnings, alarm bells, signs, lights and lighting devices and similar appurtenances over the "Common Area" as defined and described in that certain Construction, Operation and Reciprocal Easement Agreement in and upon all the terms, covenants, conditions, provisions, reservations, limitations, duties, obligations, liens, assessments and easements as more particularly and fully described and set forth in said agreement by and between Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Broadway-Hale Store, Inc., a California corporation; Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated December 22, 1972 and recorded December 22, 1972 as Instrument No. 712, as amended by that certain First Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Hahn-Puente Associates, a limited partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Broadway-Hale Store, Inc., a California corporation; Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated February 1, 1974 and recorded March 11, 1974 as Instrument No. 3991, as amended by that certain Second Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Hahn-Puente Associates, a Limited Partnership in which Ernest W. Hahn, Inc., a California corporation, is the general partner; Carter Hawley Hale Stores, Inc., a California corporation (fka Broadway-Hale Stores, Inc.); Sears, Roebuck and Co., a New York corporation; Adcor Realty Corporation, a New York corporation; and J.C. Penney Properties, Inc., a Delaware corporation, dated

September 20, 1984 and recorded October 1, 1984 as Instrument No. 84-1172544, and as further amended by that certain Third Amendment to Construction, Operation and Reciprocal Easement Agreement by and between Krausz Puente LLC, a California limited liability company; The May Department Stores Company, a New York corporation; and Sears, Roebuck and Co., a New York corporation, dated December 1, 2001 and recorded January 8, 2002 as Instrument No. 02-0045017, all in the Recorder's Office of Los Angeles County, California.

PARCEL D Easements:

Non-exclusive easements, creating rights in real property as contained in that certain Declaration of Covenants, Conditions and Restrictions by Puente Hills Mall, LLC, a Delaware limited liability company, dated March 24, 2003 and recorded March 26, 2003 as Instrument No. 03-838916, in the Recorder's Office of Los Angeles County, California.


Assessor's Parcel Number: 8265-004-039 / 8265-004-040